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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in Registration Statement Nos. 33-60551, 333-44711, 333-50051 and 333-82069 of Triarc Companies, Inc. on Form
S-8 and in the related Prospectuses of our report dated February 2, 2001, with respect to the consolidated financial statements of MCM Capital Group, Inc. included at page 1 of Exhibit 99.1 to this Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

Ernst & Young LLP

Kansas City, Missouri
March 30, 2001

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